Pursuant to Rule 497(e)
                                                      Registration No. 033-69760

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Delafield Fund, Inc.                                   600 Fifth Avenue
                                                       New York, New York  10020
                                                       (212) 830-5220
                                                       (800) 221-3079


    SUPPLEMENT DATED APRIL 30, 2003, TO THE PROSPECTUS DATED APRIL 30, 2003.

The Board of Directors of Delafield Fund, Inc. (the "Fund") has agreed to waive the imposition of the redemption fee (currently imposed on Fund shares held for 90 days or less) until May 24, 2003. This waiver will allow shareholders to sell their shares in the Fund without paying a redemption fee if they do not wish to remain in the Fund as a result of the implementation of the service fee on April 24, 2003.



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